                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               September 30, 2005

                         GENER8XION ENTERTAINMENT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

             0-15382                                  13-3341562
     (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)

                           3400 W. Cahuenga Boulevard
                               Hollywood, CA 90068
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (323) 874-9888
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 30, 2005, the Registrant acquired substantially all of the assets of Merd Holdings, LLC, doing business as Cinemills ("Cinemills"). The
Registrant issued 100,000 shares of its common stock and paid $440,000 of
Cinemills' outstanding liabilities in exchange for the Cinemills' assets.

         Cinemills manufacturers quality lighting equipment and markets its products worldwide to the motion picture, television and related industries.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.5 -  Asset Purchase Agreement between Registrant and Merd Holdings,
                 LLC.

         99.1 -  Press Release dated October 3, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GENER8XION ENTERTAINMENT, INC.
                         ------------------------------
                                  (Registrant)

                                 By: /s/ Matthew Crouch
                                    ---------------------------------
                                 Name:  Matthew Crouch
                                 Title: Chief Executive Officer

Date: October 11, 2005